UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2006

NEOGEN CORPORATION

(Exact name of registrant as specified in its charter)

MICHIGAN	0-17988	38-2367843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Lesher Place, Lansing, Michigan	48912
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 517-372-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form is intended to simultaneously satisfy the filing obligation of the registrant under the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFD 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 15, 2006, the Securities and Exchange Commission (the “Commission”) declared effective the Registration Statement on Form S-3 (File No. 333-133614) of Neogen Corporation (the “Company”) filed on April 27, 2006 with the Commission (the “Registration Statement”). The Registration Statement permits the Company and certain selling stockholders to sell, in one or more offerings, up to 750,000 shares and 250,000 shares, respectively, of common stock, par value $0.16 per share, of the Company (the “Shares”).

On June 1, 2006, the Company and certain of such selling stockholders (the “Selling Stockholders”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Roth Capital Partners, LLC and Stonegate Securities, Inc. (together, the “Placement Agents”), pursuant to which the Placement Agents have agreed to act as exclusive placement agents in connection with offerings of the Shares.

On June 2, 2006, the Company announced that it had priced an offering of 800,000 Shares (the “Offering”), of which 650,000 will be sold by the Company and 150,000 will be sold by the Selling Stockholders, for an aggregate purchase price of approximately $16.0 million. The Company expects that the net proceeds of the Offering to the Company will be approximately $12,237,000 after deducting the placement agency fees and all estimated offering expenses that are payable by the Company. The Company will not receive any proceeds from the sale of Shares by the Selling Stockholders.

A copy of the Placement Agency Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. The Company’s press release announcing the Offering is filed as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Placement Agency Agreement, dated June 1, 2006, by and among the Company, the Selling Stockholders, Roth Capital Partners, LLC and Stonegate Securities, Inc.

99.1	Press Release of Neogen Corporation dated June 2, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION

Dated: June 2, 2006	By:	/s/ Richard R. Current
Richard R. Current Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
1.1	Placement Agency Agreement, dated June 1, 2006, by and among the Company, the Selling Stockholders, Roth Capital Partners, LLC and Stonegate Securities, Inc.

99.1	Press Release of Neogen Corporation dated June 2, 2006.

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